MID ATLANTIC MEDICAL SERVICES, INC.
                                  4 Taft Court
                            Rockville, Maryland 20850
                                 (301) 762-8205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 28, 2003

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders ("Annual Meeting") of Mid Atlantic Medical Services, Inc. ("Company") will be held on April 28, 2003 at 10:00 a.m., local time, at the Company's offices located at 10 Taft Court, Rockville, Maryland 20850 for the following purposes:

          1. To elect four directors to serve terms ranging from one to three years (Proposal 1);

          2.   To approve the 2003 Non-Qualified Stock Option Plan (Proposal 2);

          3. To transact such other business and other matters and proposals as may properly come before the meeting or any adjournment or adjournments thereof.

     Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 7, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only record holders of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                    By Order of the Board of Directors,


                                    /s/ Sharon C. Pavlos
                                    ---------------------------
                                    Sharon C. Pavlos
                                    Secretary

Rockville, Maryland
March 24, 2003

     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       MID ATLANTIC MEDICAL SERVICES, INC.
                                  4 Taft Court
                            Rockville, Maryland 20850
                                 (301) 762-8205

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 2003

     This Proxy Statement is furnished to stockholders of Mid Atlantic Medical Services, Inc., a Delaware corporation ("Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 2003 annual meeting of stockholders of the Company ("Annual Meeting"), to be held on April 28, 2003, at 10:00 a.m., local time, at the Company's offices located at 10 Taft Court, Rockville, Maryland 20850 and at any adjournments thereof. It is anticipated that the mailing of this Proxy Statement and the form of proxy to stockholders will commence on or about March 24, 2003.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted (1) FOR Proposal 1 to elect the designated nominees for directors; and (2) FOR Proposal 2 to approve the 2003 Non-Qualified Stock Option Plan. If any other matters are properly brought before the Annual Meeting that require a stockholder's vote, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with the determination of a majority of the Board of Directors.

     The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company or by attending the Annual Meeting and voting in person.

     The Company may retain an outside firm to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company or one of its subsidiaries, MD-Individual Practice Association, Inc. ("MD-IPA"), Physicians Health Plan of Maryland, Inc. ("PHP-MD"), Optimum Choice, Inc. ("OCI"), MD-IPA Surgicenter, Inc. ("Surgicenter"), HomeCall, Inc. ("HomeCall"), HomeCall Pharmaceutical Services, Inc. ("HPS"), HomeCall Hospice Services, Inc. ("HHS"), Alliance PPO, LLC ("Alliance"), Alliance Recovery Services, LLC ("ARS"), MAMSI Life and Health Insurance Company ("MLH"), FirstCall, Inc. ("FirstCall"), Optimum Choice, Inc. of Pennsylvania ("OCIPA"), Optimum Choice of the Carolinas, Inc. ("OCCI"), MAMSI Insurance Agency of the Carolinas, Inc. ("MIACI"), or MAMSI Insurance Resources, LLC ("MIRI"), (collectively, "Subsidiaries"), through its directors, officers and regular employees, may also solicit proxies personally or by telephone or e-mail. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     The securities that can be voted at the Annual Meeting consist of shares of Common Stock of the Company. Each share entitles its owner to one vote on each matter presented at the Annual Meeting. The close of business on March 7, 2003 has been fixed by the Board of Directors as the record date ("Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. There were 634 record holders of Common Stock as of such date.

The number of shares of Common Stock outstanding and entitled to vote on the Record Date was 46,827,022. The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes at the Annual Meeting is necessary to constitute a quorum. In the event that a quorum is not present at the Annual Meeting, a majority of the shares represented in person or by proxy may vote to adjourn the Annual Meeting from time to time without further notice. A plurality of the total number of shares voted at the Annual Meeting, in person or by proxy, will be necessary to elect directors (Proposal 1) and a simple majority of the total number of shares voted at the Annual Meeting, in person or by proxy, will be necessary to approve Proposal 2.

     A copy of the Annual Report to Stockholders, including audited financial statements, for the fiscal year ended December 31, 2002, accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2002 with the Securities and Exchange Commission ("SEC"). Stockholders may obtain, free of charge, a copy of such Annual Report by writing to Sharon C. Pavlos, Secretary, Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland 20850 or a copy may be obtained at www.mamsi.com.

                            STOCK OWNED BY MANAGEMENT

     The following table sets forth information as of February 7, 2003 with respect to the shares of the Company's Common Stock beneficially owned by each current director of the Company, by each nominee who is not currently a director, by each executive officer listed in the Summary Compensation Table below and by all current directors and executive officers of the Company as a group. There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. All ownership consists of sole voting and dispositive power, except as noted.



Name                                        Amount and Nature       Percent of
                                            of Beneficial           Common Stock
                                            Ownership(1)            Outstanding

Howard M. Arnold                                6,135   (2)          **

Thomas P. Barbera                             886,150   (3)          1.89%

Francis C. Bruno, M.D.                         67,732   (4)          **

Raymond H. Cypess, D.V.M., Ph.D.               10,992   (5)          **

John W. Dillon                                  6,135   (6)          **

Vera C. Dvorak, M.D.                           56,000   (7)          **

Charles H. Epps, Jr., M.D.*

Robert E. Foss                                809,383   (8)          1.73%

Mark D. Groban, M.D.                        1,013,296   (9)          2.16%

John P. Mamana, M.D.                           10,000   (10)         **

Edward J. Muhl                                 28,000   (11)         **

Janet L. Norwood                               15,000   (12)         **


Name                                        Amount and Nature       Percent of
                                            of Beneficial           Common Stock
                                            Ownership(1)            Outstanding

John A. Paganelli                              25,000   (13)         **

Sharon C. Pavlos                              365,000   (14)         **

Ivan R. Sabel                                  20,000   (15)         **

James A. Wild                                   8,473   (16)         **

All current directors and                   3,532,954   (17)         7.53%
executive  officers as a group (19 persons)
* Nominee
**Represents less than 1% of the outstanding shares.

(1) This number includes shares of Common Stock over which the director or officer has voting power under the Amended and Restated Mid Atlantic Medical Services, Inc. Stock Compensation Trust Agreement ("Trust"). Under the Trust, each of the persons who holds an option granted under the Company's 1994 Non-Qualified Stock Option Plan, 1995 Non-Qualified Stock Option Plan, 1996 Non-Qualified Stock Option Plan, 1998 Non-Qualified Stock Option Plan, 1999 Non-Qualified Stock Option Plan, 2000 Non-Qualified Stock Option Plan, 2001 Non-Qualified Stock Option Plan or 2002 Non-Qualified Stock Option Plan (collectively, the "Plans") has the right to vote an equal number of shares of the Common Stock held in the Trust. As the Trust held 8,293,970 shares of Common Stock on February 7, 2003 and there were 1,352 option holders under the Plans as of such date, each option holder has the right to vote shares of Common Stock held by the Trust. Shares for which the trustee of the Trust does not receive voting instructions will be voted by the trustee of the Trust for, against, abstain or withheld in the same proportions as those shares of Common Stock for which the trustee does receive voting instructions. As the number of shares held by the Trust that each option holder has the right to vote (6,135 shares) is more than the number of presently exercisable options held by Mr. Arnold, Mr. Dillon and Mr. Wild, the beneficial ownership for all of the other individuals listed did not increase as a result of the Trust.
(2) Represents 6,135 shares that the individual has the right to direct the voting of under the Trust.
(3) Includes presently exercisable options to purchase 883,250 shares of Common Stock.
(4) Includes 2,306 shares of Common Stock held by his spouse and presently exercisable options to purchase 25,000 shares of Common Stock.
(5) Includes presently exercisable options to purchase 10,000 shares of Common Stock.
(6) Represents 6,135 shares that the individual has the right to direct the voting of under the Trust.
(7) Represents presently exercisable options to purchase 56,000 shares of Common Stock.
(8) Includes presently exercisable options to purchase 808,983 shares of Common Stock.
(9) Includes presently exercisable options to purchase 943,250 shares of Common Stock, 500 shares of Common Stock held by his spouse and 44,000 shares of Common Stock held by a family partnership.
(10) Represents presently exercisable options to purchase 10,000 shares of Common Stock .
(11) Represents presently exercisable options to purchase 28,000 shares of Common Stock.
(12) Represents presently exercisable options to purchase 15,000 shares of Common Stock.
(13) Represents presently exercisable options to purchase 25,000 shares of Common Stock.
(14) Represents presently exercisable options to purchase 365,000 shares of Common Stock.
(15) Represents presently exercisable options to purchase 20,000 shares of Common Stock.
(16) Includes 6,135 shares that the individual has the right to direct the voting of under the Trust.
(17) This number also includes 16,306 shares of Common Stock held by the spouses and children of executive officers, 616 shares of Common Stock held in the Company's 401(k) Plan, 4,410 shares of Common Stock held in individual retirement accounts and presently exercisable options to purchase 3,367,484 shares of Common Stock.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of February 7, 2003, information concerning those persons known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock. The information below is as reported by such persons in their filings with the Securities and Exchange Commission. No changes in these holdings have come to the attention of the Company since February 7, 2003. The Company is not aware of any other beneficial owner of more than five percent of its Common Stock.


Name and Address                    Number of Shares          Percent of Outstanding
                                    of Common Stock           Common Stock

Entities affiliated with
Barclays Global Investors, NA       3,605,817  (1)            7.53%
45 Freemont Street
San Francisco, CA  94105

(1) Represents 3,081,251 shares held by Barclays Global Investors, NA ("BGI"), 474,377 shares held by Barclays Global Fund Advisors ("BGFA") and 50,198 shares held by Barclays Global Investors, Ltd. ("BGIL"). BGI, BGFA and BGIL report that they have sole voting power and dispositive power with respect to 3,081,251, 474,377 and 50,198 shares, respectively. This information is based on a Schedule 13G dated February 10, 2003.



                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     The terms of office of Howard M. Arnold, John W. Dillon, Mark D. Groban, M.D., and John P. Mamana, M.D. expire at the Annual Meeting. The Board of Directors has nominated Howard M. Arnold to serve for a one-year term and Charles H. Epps, Jr., M.D., John W. Dillon, and Mark D. Groban, M.D., each to serve for a three-year term. The terms of approximately one-third of the Board expire each year at the Annual Meeting. Directors serve until their successors are duly elected and qualified. Following the Annual Meeting, the size of the Board of Directors will remain at 13 and, if the nominees are elected, there will be no vacancies on the Board.

     There are no arrangements or understandings between the Company and any person pursuant to which such person has been or will be elected as a director. If any nominee becomes unavailable for election for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted by any of the persons serving as proxies for the person designated by the Company's Board of Directors to replace the nominee or to fill such other vacancy on the Board. The Board of Directors has no reason to believe that any of the nominees will be unavailable or that any other such vacancy on the Board will occur. Each nominee has consented to be named and has indicated his or her intent to serve if elected. Except as noted below, there are no family relationships among any director, nominee for director or executive officer of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names of the four nominees for election as director and of those directors who will continue to serve as such after the Annual Meeting, as well as the executive officers who are not directors. Also set forth is certain other information with respect to each such person's age, the periods during which he or she has served as a director of the Company and positions currently held with the Company and its Subsidiaries.


Name and Age (1)                                  Director    Term of  Directorships; Positions with the Company
                                                  Since       Office
                                                              Expires
                                                              Annual
                                                              Meeting

Continuing Directors:

Thomas P. Barbera, 52                             1996        2004     Director of the Company,  MLH, MIACI,  MDIPA,  Surgicenter,
                                                                       OCI,  OCCI,  OCIPA,  HomeCall,  FirstCall,  HHS,  HPS,  and
                                                                       MIRI;   Vice  Chairman,   Chief  Executive   Officer,   and
                                                                       President of the Company and MLH; Chief
                                                                       Executive  Officer  and  President  of MIRI,  OCCI and OCI;
                                                                       Chief Executive  Officer of Alliance,  HPS, MD-IPA,  MIACI,
                                                                       OCIPA, and HHS.
Francis C. Bruno, M.D., 61                        1986        2005(2)  Director  of the  Company,  MLH  and  PHP-MD;  Chairman  of
                                                                       PHP-MD; Co-Medical Director of HHS (unpaid position).

Raymond H. Cypess, D.V.M., Ph.D., 62              1998        2004     Director of the Company and MLH.


Robert E. Foss, 52                                1998        2004     Director of the Company,  MLH,  HomeCall,  FirstCall,  HPS,
                                                                       HHS,  MDIPA,  OCI,  OCCI,  OCIPA,  MIACI  and  Surgicenter;
                                                                       Senior   Executive  Vice  President  and  Chief   Financial
                                                                       Officer of the Company,  MLH, Alliance,  MD-IPA,  HomeCall,
                                                                       FirstCall,  HPS, HHS, Surgicenter,  OCI, OCIPA, OCCI, MIRI,
                                                                       PHP-MD, ARS and MIACI.

Edward J. Muhl, 56                                1998        2004     Director of the Company and MLH.

Janet L. Norwood, 79                              1999        2005     Director of the Company and MLH.

John A. Paganelli,  68                            1999        2005     Director of the Company and MLH.

Ivan R. Sabel, 57                                 1999        2005     Director of the Company and MLH.

James A. Wild,  51                                1989        2005(3)  Director of the Company, MLH, and OCIPA.

Nominees (for a one-year term expiring in 2004):

Howard M. Arnold, 61                              2000        2003     Director of the Company and MLH.


Name and Age (1)                                  Director    Term of  Directorships; Positions with the Company
                                                  Since       Office
                                                              Expires
                                                              Annual
                                                              Meeting
Nominees (for a three-year term expiring in 2006):

John W. Dillon, 58                                2000        2003     Director of the Company and MLH.

Charles H. Epps, Jr., M.D., 72

Mark D. Groban, M.D., 61                          1990        2003(4)  Director   of   the   Company,    MLH,    MIACI,    MD-IPA,
                                                                       Surgicenter, OCI, OCCI, OCIPA, HomeCall, FirstCall,
                                                                       HPS and HHS;  President and Chairman of MIACI;  Chairman of
                                                                       the   Company,   Alliance,   ARS,   MLH,   MIACI,   MD-IPA,
                                                                       Surgicenter,  OCI, OCCI, OCIPA,  HomeCall,  FirstCall,  HPS
                                                                       and HHS; and Chief Executive Officer of PHP-MD.

Executive  Officers Who Are Not Current  Directors or Nominees or Whose Terms as
Director Will Not Continue After the 2003 Shareholders Meeting:

John DeRosa, 50                                                        President  of  Alliance  and  ARS;  Vice  President  of the
                                                                       Company and MLH.

Vera C. Dvorak, M.D., 56                                               Director   and   President   of  PHP-MD;   Executive   Vice
                                                                       President  and Medical  Director of the Company,  Alliance,
                                                                       HomeCall,  FirstCall,  HPS, HHS,  MD-IPA,  OCI, OCCI, OCIPA
                                                                       and Surgicenter.

Susan D. Goff, 57                                                      Director of MD-IPA,  OCI, OCCI and  Surgicenter;  President
                                                                       of  MD-IPA;   Executive  Vice  President  of  the  Company,
                                                                       MIACI, MIRI, MLH, OCI, OCIPA and OCCI.

Debbie J. Hulen, 43                                                    Director  of OCI,  OCCI,  OCIPA,  Surgicenter  and  MD-IPA;
                                                                       Senior Vice President  of the  Company,  MLH,  MIACI,
                                                                       MIRI, OCCI, OCI and OCIPA.

Christopher E. Mackail, 44                                             Senior  Vice  President  and  Controller  of  the  Company,
                                                                       MLH, Alliance, PHP-  MD,  FirstCall,  HomeCall,  HHS, HCPS,
                                                                       MD-IPA,   Surgicenter,   MIACI,   OCI,   OCCI,  and  OCIPA;
                                                                       Treasurer of ARS.


Name and Age (1)                                  Director    Term of  Directorships; Positions with the Company
                                                  Since       Office
                                                              Expires
                                                              Annual
                                                              Meeting
Sharon C. Pavlos, 44                                                   Associate   Senior   Executive  Vice   President,   General
                                                                       Counsel and Secretary of the Company,  MLH, Alliance,  ARS,
                                                                       HomeCall,   FirstCall,   HPS,  HHS,  MD-IPA,   Surgicenter,
                                                                       MIACI, MIRI, OCI, OCCI, OCIPA and PHP-MD.

(1)  Signifies age as of December 31, 2002.
(2) Dr. Bruno was not a director of the Company from April 1991 to April 1992 or from April 1994 to April 1995.
(3)  Mr. Wild was not a director of the Company from April 1992 to April 1993.
(4)  Dr. Groban was not a director of the Company from April 1993 to April 1994.


     Information concerning the principal occupations or employment of the directors, nominees for director and executive officers of the Company for the past five years and other biographical data are set forth below.

Continuing Directors and Nominees:

     Howard M. Arnold has been Chairman and Chief Executive Officer of Churchill Investment Corporation ("Churchill") since 1992. Churchill is the managing general partner of Churchill Technology Limited Partnership, a hedge fund focused on emerging high technology companies. From 1986 to 1991, Mr. Arnold was co-founder and Chief Executive Officer of Chartway Technologies, Inc. ("Chartway"), a spin-off from Sage Systems, Inc. ("Sage"). Chartway was an application software and services firm, which was sold to an international consulting firm in 1991. From 1973 to 1986, Mr. Arnold was co-founder and Vice President of Sage, a software products company. Sage went public in 1986 as Sage Software, Inc. and was the predecessor of Intersolv, Inc. and now Merant Plc. Mr. Arnold received a B.S. in 1963 from American University and an M.B.A. in 1968 from Golden State University.

     Thomas P. Barbera was elected President and Chief Executive Officer of the Company on April 21, 1999. He was elected Interim President and Chief Executive Officer of the Company on January 8, 1999 and Vice Chairman of the Company on May 6, 1996. Mr. Barbera became Executive Vice President of Government Relations and Assistant Secretary for the Company and MLH in May of 1993. From December 1987 until May 1993, Mr. Barbera was a partner at Weinberg and Green, a general practice law firm in Baltimore, Maryland. Mr. Barbera received an A.B. from Loyola College in 1972 and received his J.D. from University of Baltimore in 1976.

     Francis C. Bruno, M.D. received a B.S. from Kings College in 1964 and an M.D. from New York Medical College in 1968. He is Board certified in Family Practice and has practiced medicine since 1972.

     Raymond H. Cypess, D.V.M., Ph.D. is President and CEO of American Type Culture Collection, Rockville, Maryland. Dr. Cypess was an Associate Professor of Epidemiology and Microbiology at the University of Pittsburgh School of Public Health from 1970 to 1973, Professor and Chairman at the New York State College of Veterinary Medicine from 1977 to 1987, and Dean of the College of Graduate Health Sciences, as well as Professor of Microbiology, Immunology, and Comparative Medicine, and Vice Provost for Research and Research Training at the University of Tennessee, Memphis from 1989 to 1993. Dr. Cypess is a fellow of the Infectious Disease Society and a Member of the American Epidemiology Society. Dr. Cypess received a B.S. in biology from Brooklyn College in 1961, a B.Agri. from the University of Illinois in 1965, and a D.V.M. from the University of Illinois in 1967. In 1970, Dr. Cypess received a Ph.D. in
Parasitology  from the  University  of North  Carolina.

     John W. Dillon was Vice President - External Affairs, for Verizon-Maryland, Inc., formerly known as Bell Atlantic-Maryland, Inc., in Baltimore, Maryland through September 30, 2000. Prior to joining Bell Atlantic-Maryland, Inc., Mr. Dillon was a Director at AT&T in Basking Ridge, New Jersey. He is on the Board of Directors of the University of Maryland Foundation and serves on its Executive Committee. He is past President of the MD-DC Utilities Association, a member of the Leadership Council of the Johns Hopkins Bayview Medical Center, and is a member of the Board of Directors of the Baltimore Private Industry Council, Maryland's Court Appointed Special Advocates Association, Baltimore Museum of Industry, Baltimore Downtown Partnership, Lyric Foundation, Center Stage and Easton Memorial Hospital. Mr. Dillon is also a member of the Board of Trustees of the University of Maryland Center for Environmental Science. Mr. Dillon graduated from St. Bonaventure University in 1966 and served in the United States Marine Corps from 1966-1970. Mr. Dillon is currently retired.

     Charles H. Epps, Jr., M.D. was Special Assistant to the President for Health Affairs and Professor Emeritus, Orthopaedic Surgery at Howard University Hospital through July, 2001. Prior to this position, Dr. Epps was the Acting Executive Director/CEO of Howard University Hospital from August, 1994 through 1996. Dr. Epps earned the distinction of Professor and Chief of the Division of Orthopaedic Surgery and Program Director of Residency Training at Howard University Hospital from 1964 through 1988. Dr. Epps was also appointed Dean of the College of Medicine at Howard University Hospital on September 12, 1988. Dr. Epps practiced orthopaedic surgery with the corporation of Epps, Gladden, Rankin and Manderson from 1961-1988.

     Robert E. Foss was elected Senior Executive Vice President and Chief Financial Officer of the Company on January 8, 1999. Mr. Foss joined the Company on July 1, 1994 as its Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Foss practiced as a certified public accountant. Mr. Foss received a BSBA from the University of Colorado in 1971 and became a CPA in 1972.

     Mark D. Groban, M.D. was elected Chairman of the Company's Board of Directors on April 21, 1999. Dr. Groban was elected interim Chairman of the Board on January 8, 1999. Dr. Groban joined the Company full time on October 10, 1989 after being in full time private practice since 1973. Dr. Groban served as a consultant to the Company from February 1988 to October 1989. He became President of Mid Atlantic Psychiatric Services, Inc. ("MAPSI") in October 1989. In May 1991, he became President of Alliance. In October 1996, Dr. Groban was named Executive Vice President and Medical Director of Quality Improvement for the Company.

     Edward J. Muhl was elected a partner in PriceWaterhouseCoopers effective January 1, 2001. From 1998 to September 2000, Mr. Muhl was the Senior Managing Director of Navigant Consulting, Inc. (formerly Peterson Worldwide Consulting,
LLC). From 1997 to August 1998, Mr. Muhl was Executive Vice President and Member of the Board of Directors of Peterson Worldwide Consulting, LLC, a business and insurance consulting firm. Mr. Muhl was Superintendent of Insurance for the State of New York from 1995 to 1997. He is a former President of the National Association of Insurance Commissioners, and a previous Commissioner of Insurance for the State of Maryland. From 1991 to 1995, Mr. Muhl was a Senior Vice President of the Reliance Insurance Group. Mr. Muhl received his B.A. in Social Science from the University of Baltimore in 1973.

     Janet L. Norwood was an economist and a Senior Fellow with the Urban Institute from 1991 through 1999. She served as the Chair of the Advisory Council on Unemployment Compensation from 1993 to 1996. She was appointed by Presidents Carter and Reagan to be the U.S. Commissioner of Labor Statistics from 1979 to 1991. From 1993 to 1996, she was appointed by Presidents Bush and Clinton as Chair, Advisory Council on Unemployment Compensation. Ms. Norwood received a B.A. from Douglas College, Rutgers University and holds an M.A. and Ph.D. from the Fletcher School of Law and Diplomacy from Tufts University as well as an LL.D. Honorary from Harvard University, Carnegie Mellon University and Florida International University. Currently, Ms. Norwood is self-employed part-time as a consultant.

     John A. Paganelli was President and Chief Executive Officer of Transamerica Life Insurance Company of New York from 1992 to 1997. Since 1987, Mr. Paganelli has been a partner in RFG Associates, a financial planning organization. Mr. Paganelli is the Manager of Pharos Systems Partners, LLC, a company formed to raise capital to purchase the controlling interest in Pharos Systems International, a software development company. Mr. Paganelli is Chairman of the Board of Pharos Systems International. He was Vice President and Executive Vice President of PEG Capital Management, an investment advisory organization, from 1987 until 2000. From 1980 to the present, Mr. Paganelli has been an officer and director-shareholder of Mike Barnard Chevrolet, Inc., an automobile dealership. Mr. Paganelli holds an A.B. from Virginia Military Institute.

     Ivan R. Sabel has been Chairman and Chief Executive Officer of Hanger Orthopedics Group Inc. (a New York Stock Exchange company that is in the orthotics and prosthetics market) since August 1995. From November 1987 to August 1995, Mr. Sabel was President and Chief Operating Officer of Hanger Orthopedics Group, Inc. He has been a clinical instructor in orthopedics at Georgetown University Medical School since 1969. Mr. Sabel holds a Bachelor of Science in Orthotics and Prosthetics from New York University.

     James A. Wild received a B.A. in accounting from Franklin and Marshall College in 1973. He has been Vice President and Director of Waterview Investment Corporation (a holding company whose 100% owned subsidiary, Almag, is a metal finishing company) since February 1988.

Executive Officers:

     John D. DeRosa joined the Company in August 1999 as President of Alliance and MAPSI. In September 2000, Mr. DeRosa became President of ARS. Prior to joining the Company, Mr. DeRosa was Vice President of Group Managed Care Products for The Guardian Insurance Company from 1993 to 1999. In addition, Mr. DeRosa served as a member of the Board of Directors for Private Healthcare Systems from September 1995 through August 1999. He was appointed Vice Chairman of the Board and acting Chief Executive Officer on February 15, 1999, a position he held until joining the Company in August 1999. Mr. DeRosa graduated from Brooklyn College in 1974.

     Vera C. Dvorak, M.D. joined the Company in August 1994 as an Associate Medical Director. She became Senior Vice President and Medical Director of the Company, MLH, PHP-MD, HomeCall, FirstCall and HPS in April 1996. In November 1996, Dr. Dvorak was promoted to Executive Vice President and Medical Director of the Company. Dr. Dvorak is Board certified in Internal Medicine and Geriatrics. She was recertified by the American Board of Internal Medicine in 1987 and 1993. Dr. Dvorak was a practicing physician for 18 years (1976-1994); the last 6 years she served as Chief of Department of Internal Medicine of Kaiser Permanente. Dr. Dvorak received her M.D. degree from Charles University in Prague, Czechoslovakia and trained in internal medicine and infectious diseases at the University of Oklahoma and the University of Pennsylvania.

     Susan D. Goff was employed by Alliance and MAPSI as Vice President on August 1, 1989, became Executive Vice President of the Company on April 26, 1993, responsible for large group sales activities in all states and became President of MD-IPA on November 15, 1993. Ms. Goff graduated from the University of California at Los Angeles in 1967 with a B.S. in Nursing and received a Masters of Science in Administration with a concentration in Health Care from Central Michigan University in 1989. Ms. Goff is a director of Sandy Spring National Bank and of the Foundation Board of Montgomery College and also serves on the Board of the Primary Care Coalition of Montgomery County.

     Debbie J. Hulen joined the Company in August 1993 as a Regional Director of Sales for OCI. Ms. Hulen was promoted to Senior Director in July 1995 and became a Senior Vice President in charge of sales for OCI and MLH effective September 1997. Ms. Hulen is currently responsible for all small group sales activities in Maryland, Northern Virginia, Delaware, Pennsylvania, and the District of Columbia. Prior to joining the Company, Ms. Hulen worked at Esprit de Corps for ten years, leaving with a final title of Regional Director of Sales.

     Christopher E. Mackail joined the Company in October 1996 as the Vice President of Finance. He became Senior Vice President and Controller on January 25, 1999. Prior to joining the Company, Mr. Mackail practiced as a certified public accountant. Mr. Mackail graduated from the University of Richmond in 1981 with a B.S. in accounting and became a CPA in 1983.


     Sharon C. Pavlos was elected Associate Senior Executive Vice President and General Counsel of the Company on February 14, 2000 and Executive Vice President and General Counsel of the Company on January 15, 1999. Ms. Pavlos became Senior Vice President, General Counsel and Secretary of the Company effective September 8, 1998. Before joining the Company, Ms. Pavlos was the Vice President, Regulatory Affairs & Network Development for United HealthCare of the Mid-Atlantic, Inc. since May 1996. Ms. Pavlos received her B.A. from the University of Maryland in 1980 and her J.D. from the Georgetown University Law Center in 1983.

Board Meetings and Committees

     The Company's Board of Directors met 5 times in fiscal year 2002. The standing committees of the Board include the Executive Committee, the Finance Committee, the Audit Committee, the Compensation and Stock Option Committee, the Employment Practices Committee, the Select Committee and the Nominating Committee. As of October 24, 2002, the Nominating Committee changed its name to the Nominating & Governance Committee. During fiscal year 2002, the Executive Committee held no meetings, the Finance Committee held 3 meetings, the Audit Committee held 7 meetings, the Compensation and Stock Option Committee held 3 meetings, the Employment Practices Committee held 4 meetings, the Select Committee held 1 meeting, the Nominating Committee held 1 meeting and the Nominating & Governance Committee held 2 meetings.

     All Directors attended at least 75 percent of the aggregate of the total number of meetings of the Company's Board of Directors and the total number of meetings held by all committees on which they served.

     The Executive Committee of the Board of Directors has general oversight functions relating to the operation of the Company and its Subsidiaries and functions as the Company's Board when the Company's Board is not in session, with all powers of the Company's Board, except those of removing or nominating directors, filling vacancies on the Board of Directors, and as otherwise limited by the Delaware General Corporation Law. Its members are Mark D. Groban, M.D. (Chair), Thomas P. Barbera, Francis C. Bruno, M.D., Ivan R. Sabel and James A. Wild.

     The  Finance   Committee  of  the  Company  oversees  the  projections  and assumptions of the Company in preparing its financial goals each year. The Finance Committee's members are John P. Mamana, M.D. (Chairman), Raymond H. Cypess, D.V.M., Ph.D., Mark D. Groban, M.D., Thomas P. Barbera, and Howard M. Arnold.

     The Audit Committee interfaces with the Company's independent public accountants to determine if the financial accounting practices of the Company are in compliance with generally accepted accounting principles. The Audit Committee's members are James A. Wild (Chair), John W. Dillon, Edward J. Muhl and Janet L. Norwood. The members of the Audit Committee meet the independence requirements of the New York Stock Exchange and the independence standards set forth in the Company's Corporate Governance Guidelines. Mr. Wild satisfies the financial literacy and expertise requirements of the New York Stock Exchange.

     The Compensation and Stock Option Committee grants options under and otherwise implements the 1998, 1999, 2000, 2001, and 2002 Non-Qualified Stock Option Plans and oversees the development and implementation of the Company's compensation program for executive officers, the Chairman and the President and Chief Executive Officer. The members of the Compensation and Stock Option Committee are Edward J. Muhl (Chair), John A. Paganelli, and Ivan R. Sabel. The members of the Compensation and Stock Option Committee meet the independence requirements of the New York Stock Exchange and the independence standards set forth in the Company's Corporate Governance Guidelines.

     The Select Committee grants options under the 1998, 1999, 2000, 2001 and 2002 Non-Qualified Stock Option Plans for employees below Vice President (Level
17). The Select Committee was formed in 1998. It has authority to grant options to officers and key employees who are not "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), and who are not subject to Section 16 of the 1934 Act. If there is a conflict between the Select Committee and the Compensation and Stock Option Committee, the determination of the Compensation and Stock Option Committee will control. The members of the Select Committee are Thomas P. Barbera and Mark D. Groban, M.D.

     The Employment Practices Committee oversees the Company's maintenance of equal opportunity for all employees regardless of race, national origin, religion, gender, physical disability, sexual orientation, or age. The members of the Employment Practices Committee are Janet L. Norwood, (Chair), John P. Mamana, M.D., and James A. Wild.

     The Nominating & Governance Committee reviews candidates for election to the Company's Board of Directors and makes recommendations for nominations of such candidates to the Board of Directors. In addition, the Committee approves and recommends to the Board the Company's Corporate Governance Guidelines and leads the Board in its annual review of the performance of the Board and management. The members of the Nominating Committee are Frank C. Bruno, M.D. (Chair), Janet L. Norwood, and Ivan R. Sabel. The Nominating Committee does not take nominations from stockholders. The members of the Nominating & Governance Committee meet the independence requirements of the New York Stock Exchange and the independence standards set forth in the Company's Corporate Governance Guidelines.

Corporate Governance

     The Company has adopted director independence standards which are consistent with the criteria for independence required by the New York Stock Exchange and the Company's Corporate Governance Guidelines. The full text of the Company's Corporate Governance Guidelines can be found in the Investor Relations section of the Company's website. A copy may also be obtained upon request from the Company's Corporate Secretary.

     In accordance with the Corporate Governance Guidelines, the Board undertook its annual review of director independence in October, 2002. During this review, the Board considered transactions and relationships during the prior year between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under "Compensation Committee Interlocks and Insider Participation." The Board also examined transactions and relationships between directors or their affiliates and members of the senior management or their affiliates. The purpose of this review was to determine whether a director will qualify as independent and to affirmatively establish whether the director has any material relationship with the Company, either directly, or as a partner, principal, shareholder or officer of an organization that has a relationship with the Company.

     The Board has determined that Howard M. Arnold, Francis C. Bruno, M.D., Raymond H. Cypess, John W. Dillon, Edward J. Muhl, Janet L. Norwood, John A. Paganelli, Ivan R. Sabel, and James A. Wild meet the independence standards set by the Board in the Corporate Governance Guidelines. Mark D. Groban, M.D., Thomas P. Barbera and Robert E. Foss are employees of the Company and are, therefore, not independent under the standards.

     In accordance with the Company's Corporate Governance Guidelines, non-management directors will meet in a regularly-scheduled executive session during the year. The non-management Directors have elected James A. Wild to the position of Lead Director and he will preside at all meetings of the non-management Directors. Shareholders and other parties interested in communicating directly with the presiding director or with the non-management directors as a group may do so by writing to Presiding Director, Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, MD 20850.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Directors' Compensation

     For the fiscal year ended December 31, 2002, the directors of the Company were compensated according to the following table:



                                                   Per Person Compensation(1)

Chairman of the Board                                        $100,000/yr
Chairman & Vice Chairman of the PHP-MD Board                 $52,000/yr(2)
Director Annual Retainer                                     $20,000/yr(3)
Director Attendance at Board Meeting                         $1,500
Director Attendance at a Committee Meeting                   $1,000

(1) Employees of the Company receive no annual fees and no compensation for Board or Committee meeting attendance except for Dr. Groban who receives $100,000 a year as Chairman of the Board.
(2) Any director compensated as a Chairman or Vice Chairman does not receive additional compensation from the Company or any of its Subsidiaries for attending Board or committee meetings except for Dr. Bruno who does receive fees as Chairman of PHP-MD and fees as a director of the Company. If the position is held by an employee of the Company, no compensation in addition to his or her employee compensation is paid.
(3)     Paid quarterly.

     Under the Company's Deferred Compensation Plan adopted by the Board on February 15, 2000, each person who was a director of the Company on April 1, 2000 or thereafter may defer all or 50% of their cash compensation to a deferred compensation account. The account will accrue interest at the prime rate as periodically adjusted and published in the Wall Street Journal. The balance of a director's account in the Deferred Compensation Plan will become payable, at the director's election, (1) on the January 1 next following the date he or she ceases to serve as a director, (2) the January 1 following his or her 65th birthday or (3) on the later of those two dates. Except for Dr. Groban, employees of the Company receive no annual fees and no compensation for Board or committee meeting attendance. As such, employee directors will not participate in the Deferred Compensation Plan.

     Under the Company's 2002 Non-Qualified Stock Option Plan, each non-employee director received a non-employee director option to purchase shares of Common Stock at an exercise price of $33.30 per share which was the fair market value of a share of Common Stock on May 8, 2002. The 2002 Plan provided that newly elected members to the Board would receive an option to purchase 10,000 shares and all other members would receive an option to purchase 5,000 shares.

     With respect to the 2002 Plan, each non-employee director option was exercisable in full on the date of grant. If a non-employee director's service with the Company terminates for any reason or if such person ceases to be a non-employee director, such option may be exercised until the expiration of the stated term of the option. Accordingly, if a non-employee director ceases to serve for any reason, he or she may continue to exercise his or her non-employee option until the expiration of the stated term of such option.

     Set forth below is the number of non-employee director options to purchase shares of Common Stock received by current Company directors (who are not also employees) and nominees on May 8 , 2002 for the 2002 Plan.



                                 Number of Shares
                                    2002 Plan
                                   May 8, 2002


Howard M. Arnold*                     5,000
Francis C. Bruno, M.D.                5,000
Raymond H. Cypess, D.V.M., Ph.D.      5,000
John W. Dillon*                       5,000
John P. Mamana, M.D.                  5,000
Edward J. Muhl                        5,000
Janet L. Norwood                      5,000
John A. Paganelli                     5,000
Ivan R. Sabel                         5,000
James A. Wild                         5,000

*Nominee


                       EXECUTIVE MANAGEMENT COMPENSATION

Report of the Compensation and Stock Option Committee on Executive Compensation

     The role of the Compensation and Stock Option Committee ("Committee") is to
(1) set salary for individuals who are Executive Vice Presidents and above, subject to the approval of the Board of Directors with respect to the Chairman, President and Chief Executive Officer, Senior Executive Vice President, Associate Senior Executive Vice President and all executive officers of the Company; (2) review any employment agreements or revisions thereto entered into with the Company's officers; and (3) establish the bonus goal for the Chairman, Chief Executive Officer, Senior Executive Vice President, Associate Senior Executive Vice President and other employees.

     The Committee uses a common set of criteria for evaluating all executives. The criteria are:

Individual performance

Individual responsibility

Corporate performance

Potential for growth

     In  evaluating  the  executive's  individual  performance,   the  following
criteria are reviewed:

Selection,   placement  and  evaluation  of  personnel   under  the  executive's
supervision;

Education of personnel under the executive's supervision;

Control of corporate expenditures;

Customer service;

Job performance;

Acceptance of and ability to accomplish special tasks, and

Establishment and completion of specific goals.

     Salary. On February 14, 2001, the Board of Directors, upon the recommendation of the Committee, entered into new employment agreements with Mark D. Groban, M.D., Thomas P. Barbera and Robert E. Foss and extended an employment agreement to Sharon C. Pavlos. The employment agreements with all executives were effective as of January 1, 2001, and are for a term of three years.

     Dr. Groban and Mr. Barbera's employment agreements provide for a minimum base salary of $760,000 per year, Mr. Foss' employment agreement provides for a minimum base salary of $590,000 per year and Ms. Pavlos' employment agreement provides for a minimum base salary of $375,000 per year. These base salaries were determined by the Committee after reviewing comparable executive salaries in the Company's industry. In addition, Dr. Groban receives a yearly Chairman's Fee of $100,000. Each employment agreement allows for an annual change in salary directly related to the earnings of the Company. For years two and three of the agreement, the base salary can increase by a percentage equal to 50% of the percentage increase in the Company's consolidated net after tax income during the previous year. The employment agreements also state that any salary increase may not be greater than 8% in any year. Per the contract previously approved by the Board, the Executive's salaries for 2003 will be $886,464 for Dr. Groban and Mr. Barbera, $688,176 for Mr. Foss and $437,400 for Ms. Pavlos.

     With respect to those executive officers other than Dr. Groban, Mr. Barbera, Mr. Foss and Ms. Pavlos, Dr. Groban and Mr. Barbera presented a recommendation to the Committee regarding such individual's 2002 salary based on their evaluation of each individual's performance, using the criteria stated above. The Committee discussed these recommendations and the Committee set 2002 salary levels in accordance with those recommendations. In addition, upon the recommendation of the Committee and based on conditions for eligibility established by the Committee, certain executive officers were offered deferred compensation agreements with the Company. Under the terms of these agreements, executives may defer annually an amount up to 10% of salary plus 100% of management bonus, if earned. In addition, there is a 100% Company match with a three year vesting schedule of the executive's deferral up to 10% of total salary and bonus. The executive must agree to a one year covenant not to compete.

     Bonus. Bonus compensation for management is based on the ability of the Company to attain a predetermined pretax income goal. The 2002 Senior Management Bonus Plan, previously approved by the stockholders, includes a minimum pretax income goal (prior to the return of an amount withheld by PHP-MD as part of the claims reserve risk pool, payment of physicians' bonuses and charges or credits not related to current year operations, and before deductions for income tax and expansion and acquisition costs). For 2002, the minimum pretax income goal was $97,000,000 and the maximum pretax income goal was $105,500,000. The Company achieved actual 2002 pretax earnings of $147,000,000 resulting in the Company paying a bonus under the 2002 Senior Management Bonus Plan equal to 100% of the maximum bonus. The goal was established at the beginning of 2002 by the Committee under the plan approved by the stockholders.

     The employment contracts for Dr. Groban, Mr. Barbera, Mr. Foss and Ms. Pavlos include a Performance Bonus for 2001 and each year thereafter which is based on the percentage increase in the Company's audited net income according to a set formula under a plan approved by the stockholders ("Performance Bonus"). For 2003, each Executive will be awarded bonuses based on criteria previously approved by the Board in the Company's Senior Management Bonus Plan and Performance Bonus Plan.

     Some salaried employees do not receive the full amount of their bonus even if the minimum pretax income level is achieved. For these individuals, a portion of their bonus compensation is determined based on other measurable criteria.

     Stock Options. The total compensation program for executives also includes equity-based compensation. The Company's stockholders have approved a series of non-qualified stock option plans. These plans encourage and create ownership and retention of the Company's stock by the vast majority of salaried employees. The equity portion of the executives' compensation provides a tool to recruit and retain employees, as well as to align the interest of the employees with those of the non-employee stockholders. The Compensation and Stock Option Committee administered these stock option plans in 2002 with respect to the executive officers. The Compensation and Stock Option Committee determines the amount of stock options awarded to individual executives and the Select Committee determines the amount of stock options awarded to employees below Vice President (Level 17). In general, options are granted to executives twice annually, and usually individuals of the same salary grade level receive approximately the same number of options. Variations from this standard are based upon individual performance using the criteria stated above for evaluating these executives. Dr. Groban and Mr. Barbera recommended the number of options to be granted to each executive officer during 2002, considering the criteria for performance listed above, as well as such factors as the potential of the recipient and prior grants. The Compensation and Stock Option Committee granted options in the amounts recommended by Dr. Groban and Mr. Barbera. In general, during 2002, executive officers were only granted additional options if they were promoted during the year.

     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), limits the ability of a public company, such as the Company, to deduct, in 1994 and subsequent years, compensation paid to executive officers who are named in its "Summary Compensation Table" in excess of $1 million per year unless certain conditions are met. The requirements vary depending on the type of compensation paid. One requirement applicable to both stock option and bonus plans is that the material terms of the plans must be disclosed to, and approved by, the public company's stockholders in a separate vote. Accordingly, the Company previously received stockholder approval of its Senior Management Bonus Plan in 2000 and received approval for the Performance Bonus in 2001. The Company generally intends to take steps so that its stock option and bonus programs that are generally available to all exempt employees comply with the requirements of Section 162(m).


                                  SUBMITTED BY THE COMPENSATION AND STOCK OPTION COMMITTEE OF THE BOARD OF DIRECTORS

                                  Edward J. Muhl
                                  John A. Paganelli
                                  Ivan R. Sabel

Stock Performance Graph

     The following graph compares the change in the Company's cumulative total return on its Common Stock [] with (a) the change in the cumulative total return on the stocks included in the New York Stock Exchange Stock Market Index [], and
(b) the Standard & Poors MidCap Health Care Managed Care Index [].

     These comparisons assume an investment of $100 made on December 31, 1997 and compare relative values on an annual basis for the years ending December 31, 1998, 1999, 2000, 2001 and 2002. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during this period. The Common Stock price performance shown below should not be viewed as being indicative of future performance.

[Stock performance graph is shown here with plot points below.]


                                   Dec-97    Dec-98    Dec-99    Dec-00    Dec-01    Dec-02
Mid Atlantic Medical Services     $100.00    $76.96    $65.20   $155.40   $178.04   $254.12
S&P Managed Health Care Index     $100.00    $89.73    $82.53   $147.10   $135.31   $136.68
NYSE COMPOSITE                    $100.00   $128.58   $155.64   $141.46   $124.65    $97.10



Compensation Committee Interlocks and Insider Participation

     During 2002, the members of the Company's Compensation Committee were Edward J. Muhl (Chairman), John A. Paganelli and Ivan R. Sabel. No member of the Committee is a former employee of the Company or any of its Subsidiaries. The members of the Compensation and Stock Option Committee meet the independence requirements of the New York Stock Exchange and the independence standards set forth in the Company's Corporate Governance Guidelines.

     As a result of the nature of the business conducted by the Company, certain members of the Board of Directors of the Company have received fees for services rendered on behalf of persons enrolled in the HMO plans run by the Company and its Subsidiaries ("Enrollees"). Such persons were compensated at the same rate as were non-director primary care and specialist healthcare practitioners ("Participating Practitioners"). Compensation from PHP-MD for medical services rendered by all Participating Practitioners, including director and non-director primary care and specialist healthcare practitioners (or corporations or partnerships of which they were partners, affiliates or stockholders), ranged from $0 to approximately $5,080,161 in 2002. MD-IPA also offers health coverage to members of the Board of Directors of the Company who are members of the Board of Directors of PHP-MD or MD-IPA at reduced rates. The following table sets forth the total 2002 compensation from PHP-MD earned by members of the Board of Directors and nominees for director for medical services rendered to Enrollees, for services rendered as directors of the Company and its Subsidiaries, and for health coverage where such amounts exceeded $60,000 in 2002.

                                Medical Services    Total Compensation
Francis C.  Bruno,  M.D.(1)       $ 80,618               $163,880
John P. Mamana, M.D. (2)          $345,607               $387,132
Ivan R. Sabel (3)                 $253,340               $280,340


     In addition, the Company entered into a consulting agreement with Churchill Investment Corporation in 2001 for information technology services. Mr. Howard
M. Arnold is the Chairman and Chief Executive Officer of Churchill Investment Corporation. The contract is valued at $250,000 and was completed on April 1, 2002. By agreement of the Board, this contract was not renewed.

(1) Paid to the Francis C. Bruno, M.D., P.A. partnership for medical services for enrollees of MD-IPA, MLH and OCI.
(2) Paid to Virginia Medical Alliance ("VMA") for medical services to enrollees of MD-IPA, MLH and OCI. Dr. Mamana owns less than 5% of VMA and the revenues received by VMA from the Company and its Subsidiaries represents less than 5% of VMA's revenues.
(3) Paid to Hanger Orthopedic Group, Inc. and affiliates for medical services for enrollees of MD-IPA, MLH and OCI.

Summary Compensation Table

     The following table shows the compensation paid to the Company's Chairman, President and Chief Executive Officer and the three other most highly compensated executive officers whose salary and bonus, if any, exceeded $100,000 during 2002 (each a "Named Officer").

                                                                                   Long-term
                                                                                   Compensation
                                          Annual Compensation                      Awards

Name and                  Year     Salary($)     Bonus($)     Other Annual         Securities     All Other
Principal Position                                            Compensation(1)      Underlying     Compensation ($)
                                                                                   Options (#)

Mark D. Groban            2002    $818,226       $778,602     $100,000(2)          225,000        $4,000(3)
Chairman                  2001    $759,981       $685,055     $100,000(2)          300,000        $4,200(3)
of the Board              2000    $616,867       $586,065      -                   245,750        $3,825(3)

Thomas P. Barbera         2002    $818,226       $778,602      -                   225,000        $4,000(3)
President and Chief       2001    $759,981       $685,055      -                   300,000        $4,200(3)
Officer                   2000    $616,867       $586,065      -                   245,750        $3,825(3)

Robert E. Foss            2002    $635,202       $559,977      -                   190,000        $4,000(3)
Senior Executive Vice     2001    $589,992       $490,523      -                   260,000        $4,200(3)
President and Chief       2000    $470,010       $413,633      -                   212,983        $3,825(3)
Financial Officer

Sharon C. Pavlos          2002    $403,731       $331,694      -                   160,000        $4,000(3)
Associate Senior          2001    $374,998       $289,619      -                   165,000        $4,200(3)
Exec. Vice President &    2000    $223,539       $ 70,443      -                    30,000        $3,825(3)
General Counsel

Vera C. Dvorak            2002    $322,902       $ 90,412      -                    21,000        $4,000(3)
Executive Vice President  2001    $310,108       $ 86,830      -                    21,000        $4,200(3)
and Medical Director      2000    $294,408       $ 82,434      -                    25,500        $3,825(3)

(1) Perquisites and other personal benefits representing the lesser of $50,000 or 10% of annual salary and bonus are not reported.
(2)  Represents fee earned as Chairman of the Board.
(3)  Represents Company contribution to defined contribution plan.

Management Employment Agreements

     On February 14, 2001, the Board of Directors, upon the recommendation of the Compensation Committee, entered into new employment agreements with Mark D. Groban, M.D., Thomas P. Barbera and Robert E. Foss and extended an employment agreement to Sharon C. Pavlos (collectively, the "Executives"). The employment agreements were effective as of January 1, 2001, and are for a term of three years.

     Dr. Groban and Mr. Barbera's employment agreements provide for a minimum base salary of $760,000 per year, Mr. Foss' employment agreement provides for a minimum base salary of $590,000 per year and Ms. Pavlos' employment agreement provides for a minimum base salary of $375,000 per year. These base salaries were determined by the Compensation Committee after reviewing comparable executive salaries in the Company's industry. In addition, Dr. Groban will receive a yearly Chairman's Fee of $100,000. Each employment agreement allows for an annual change in salary directly related to the earnings of the Company. For years two and three of the agreement, the base salary can increase by a percentage equal to 50% of the percentage increase in the Company's consolidated net after tax income during the previous year. The employment agreements also provide that any salary increase may not be greater than 8% in any year.

     The employment agreements for Dr. Groban, Mr. Barbera, Mr. Foss and Ms. Pavlos provide for a performance bonus ("Performance Bonus") for 2001 and each year thereafter based on the percentage increase in the Company's audited net income according to a set formula. In addition, the employment agreements for Dr. Groban and Mr. Barbera grant each of them options to purchase no less than 150,000 shares of Common Stock at the stock price on the date of grant for 2001 and on each January 1 thereafter that the agreement is in effect. Such options will vest 50% on the date of grant and 50% based on performance to be determined by the Compensation and Stock Option Committee and the Board at the first Board meeting in the respective year. Mr. Foss' and Ms. Pavlos' employment agreements allow for the grant of no less than 130,000 shares of Common Stock and no less than 100,000 shares of Common Stock, respectively, on the same terms and conditions as that described above for Dr. Groban and Mr. Barbera.

     On February 12, 2003, the Compensation and Stock Option Committee, with the approval of the Board, granted Dr. Groban and Mr. Barbara options to purchase 225,000 shares of Common Stock, Mr. Foss options to purchase 190,000 shares of Common Stock and Ms. Pavlos options to purchase 160,000 at the stock price on January 1, 2003. One half of the options vested on the grant date. The vesting period for the remaining options is subject to a vesting schedule based on 2003 pretax income target levels. The Compensation and Stock Option Committee and Board also approved a salary increase for each Executive in the amount of 8% in accordance with the terms of their employment agreements.

     Each employment agreement may be terminated by the Company in the event of a material breach thereof by the Executive or for just cause. Under such a termination, the Executive shall have no right to receive compensation or other benefits under the agreement except for vested retirement benefits and any vested annuity and tax gross up retirement benefit as described below, any stock options that have vested up to the termination date and health insurance. If the Company terminates any agreement for any reason other than death, disability or just cause or if the Executive terminates the agreement because (1) the Company does not offer to extend the Executive's employment in a similar capacity; (2) the Company materially breached the agreement; (3) the Company reassigns the Executive to a location greater than 75 miles roundtrip from the Company's principal executive offices; or (4) the Company substantially reassigns the Executive's duties and responsibilities, the Company must pay Dr. Groban or Mr. Barbera an amount equal to two year's base salary paid in equal bi-weekly payments over a period of two years and Mr. Foss or Ms. Pavlos one year's base salary paid in equal bi-weekly payments over a period of one year. Dr. Groban would also receive a two-year Chairman's Fee paid in equal bi-weekly payments over a period of two years. Each Executive would also receive the maximum management bonus and Performance Bonus that could have been earned in the year of termination regardless of actual Company performance. In addition, all stock options immediately vest and become exercisable as if the Executive were an employee of the Company and each Executive shall be entitled to any vested retirement benefits including a fully vested annuity and tax gross up retirement benefit whether or not the Executive is vested in those benefits. The employment agreements also contain a covenant not to compete upon a termination by the Executive without cause whereby the Executive agrees not to be employed as an executive officer of, control, manage, or otherwise participate in the management of the business of a significant competitor of the Company for one year after his or her termination of employment. In consideration of the covenant not to compete, the Company will pay the Executive one year's base salary, Chairman's Fee as applicable, and full management bonus and Performance Bonus based on the actual performance of the Company in the year of termination. In addition, the Executive will be considered an employee for the purposes of any stock options that are vested as of the date of termination and will receive any vested annuity and tax gross up retirement benefit, as described below.

     In the event of a "change of control" as defined in the agreements, each Executive would receive cash equal to two times his or her base salary for the year in which such "change in control" occurs, two times the Chairman's Fee as applicable, and two times the amount equal to the maximum management bonus and Performance Bonus the Executive could have earned under the applicable bonus plan for the year in which such change in control occurs regardless of the actual performance of the Company. In addition, all stock options will immediately vest and become exercisable. The Company will pay the Executive an amount equal to the sum of (x) excise taxes imposed on him or her under Section 4999 of the Code and (y) income taxes due from him or her with respect to the payment of the amount in subsection (x) above as well as the payment for income taxes under the change in control provision. A "change in control" is deemed to occur under the agreements if, at any time, substantially all the assets of the Company are sold or transferred by sale, merger or otherwise, or if any "person" (as such term is used in Sections 13(d) or 14(d) of the 1934 Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the then-existing outstanding securities of the Company.

     The employment agreements also provide that the Executives and their respective spouses at the time of their death or retirement are eligible for health coverage from the Company or its successor during the term of their respective lives, such health coverage to be paid for by the Executive or their respective spouses with the normal Company contribution for active employees in effect during the period of coverage. The employment agreements for Dr. Groban, Mr. Barbera and Mr. Foss also provide for a $450 a month automobile allowance during the term of the agreements.

     Under the agreements, an annual retirement benefit will be payable to the Executive beginning on the day each person attains age sixty-two if the Executive is at that time still employed by the Company and the Executive elects to retire from employment with the Company or the Executive is not at the time employed by the Company and elects to begin receiving retirement benefits. In addition, the Executive may elect early retirement and may elect to receive payment of the retirement benefit at anytime after attaining age 55 but before age 62 by providing notice to the Company. Such early retirement benefit will be actuarially adjusted solely for actual retirement age. For Dr. Groban, Mr. Barbera and Mr. Foss, the annual retirement benefit is equal to 3% of the sum of the total of the average annual base salary including Chairman's Fee, as applicable, plus all bonus compensation for the two years with the highest compensation beginning on or after January 1, 1999 times the total number of months of service with the Company, including all months prior to January 1, 1999, divided by 12, to a limit to 60% of the sum of the Executive's total amount of annual salary including Chairman's Fee, as applicable, and the maximum annual bonus that he could have earned in the calendar year of the executive's termination of employment with the Company. For Ms. Pavlos, the annual retirement benefit is equal to 3% of the sum of the total of the average annual base salary plus all bonus compensation for the two years with the highest compensation beginning on or after January 1, 2001 times the total number of months of service with the Company divided by 12, to a limit to 60% of the sum of the Executive's total amount of annual salary and maximum annual bonus that she could have earned in the calendar year of her termination of employment with the Company. If an Executive elects early retirement and retires after reaching age 55 but before age 62, the annual payment will be adjusted so that the total amount of the annual retirement benefit to be paid does not exceed the actuarial equivalent of the amount that would then have been payable in retirement benefits had he or she reached and retired at age 62. For the purposes of determining actuarial equivalency, the annual retirement benefit will be reduced by .25% per month for each month that the actual retirement age is below age 62. Retirement benefits are fully vested for Dr. Groban, Mr. Barbera, Mr. Foss and Ms. Pavlos. All retirement benefits will be paid by the Company in the form of an annuity that guarantees payment of the earned annual retirement benefit for the Executive's life with rights of survivorship to the named beneficiary or his/her spouse. Such annual retirement benefit will be indexed for inflation. The Company also agrees to reimburse the Executive for all taxes, including taxes on the tax gross up, related to the purchase of the annuity. This tax gross up benefit is fully vested for each Executive.

2002 Options Grants Table

     The following table shows certain information regarding the options granted to the Named Officers in 2002. The Company did not grant any stock appreciation rights to these individuals in 2002.


                                                         Individual Grants
                        ----------------------------------------------------------------------------
                        Number of        % of Total                                                    Potential Realizable Value at
                        Securities       Options                                                       Assumed Annual Rates of
                        Underlying       Granted to                                                    Stock Price Appreciation for
                        Options          Employees in    Exercise or Base  Market Price   Expiration   Option Term
Name                    Granted (#)(1)   Fiscal Year     Price ($/Sh)      on Grant Date  Date         5%($)       10%($)

Mark D. Groban, M.D.    112,500(2)       5.19%           $22.70            $22.70         01/01/2007   $705,554    $1,559,090
                        112,500(3)       5.19%           $22.70            $22.70         01/01/2007   $705,554    $1,559,090

Thomas P. Barbera       112,500(2)       5.19%           $22.70            $22.70         01/01/2007   $705,554    $1,559,090
                        112,500(3)       5.19%           $22.70            $22.70         01/01/2007   $705,554    $1,559,090

Robert E. Foss           95,000(2)       4.38%           $22.70            $22.70         01/01/2007   $595,801    $1,316,565
                         95,000(3)       4.38%           $22.70            $22.70         01/01/2007   $595,801    $1,316,565

Sharon C. Pavlos         80,000(2)       3.69%           $22.70            $22.70         01/01/2007   $501,727    $1,108,686
                         80,000(3)       3.69%           $22.70            $22.70         01/01/2007   $501,727    $1,108,686

Vera C. Dvorak, M.D.     10,500(4)       0.48%           $25.36            $25.36         02/01/2007   $73,568     $162,567
                         10,500(4)       0.48%           $33.30            $33.30         05/08/2007   $96,602     $213,465

(1) Each option becomes immediately exercisable in the event of a change of control of the Company.
(2) Vesting occurred on January 1, 2003 based on the Company's 2002 earnings per share over 2001 earnings per share as set forth by the schedule in the applicable employment agreements.
(3)  Options immediately vested upon grant.
(4) Vesting to occur 1/3 each on the first, second, and third anniversary date of the grant.


Aggregated Option Exercises in 2002 and December 31, 2002 Option Values

     The following table contains information regarding options exercised by the Named Officers during 2002 and the number and value of unexercised options at December 31, 2002. No information is presented for stock appreciation rights as none have been granted by the Company.


                                                                                    Value of
                                                            Number of Securities    Unexercised
                                                            Underlying Unexercised  In-the-Money
                                                            Options at              Options at
                                                            12/31/02 (#)            12/31/02 ($) (1)
-----------------------------------------------------------------------------------------------------------
                        Shares Acquired     Value           Exercisable/            Exercisable/
Name                    on Exercise (#)     Realized ($)    Unexercisable           Unexercisable
-----------------------------------------------------------------------------------------------------------

Mark D. Groban, M.D.    127,000             $2,779,147      718,250/112,500         $12,929,753/$1,091,250
Thomas P. Barbera       149,000             $4,064,410      658,250/112,500         $11,705,753/$1,091,250
Robert E. Foss          120,000             $3,035,936      618,983/95,000          $11,161,128/$921,500
Sharon C. Pavlos        88,000              $1,943,006      205,000/80,000          $2,732,250/$776,000
Vera C. Dvorak, M.D.    45,500              $  633,777      56,000/35,000           $1,235,284/$291,820

(1) Based on closing price on the New York Stock Exchange of $32.40 on December 31, 2002.

Supplemental Retirement Plan for Key Executives

     In general, pursuant to the employment agreements entered into with Dr. Groban, Mr. Barbera, Mr. Foss and Ms. Pavlos, each Executive is entitled to supplemental retirement income benefits. See "Management Employment Agreements." The annual retirement benefit is payable to the Executive beginning on the day the Executive attains age 62, (1) if the Executive is at that time still employed by the Company, and the Executive elects to retire or (2) the Executive is not at that time employed by the Company, and elects to begin receiving retirement benefits. The Executive may elect an early retirement and may elect to receive payment of the annual retirement benefit at anytime after attaining age 55. An early retirement benefit will be actuarially adjusted solely for actual retirement age. The retirement benefit for Dr. Groban, Mr. Barbera, Mr. Foss and Ms. Pavlos is 100% vested.

                               Pension Plan Table
                            Estimated Annual Benefit
                                Years of Service
              -----------------------------------------------------------------
Remuneration        15          20          25          30          35

$400,000         $180,000    $240,000    $240,000    $240,000    $240,000
$500,000         $225,000    $300,000    $300,000    $300,000    $300,000
$600,000         $270,000    $360,000    $360,000    $360,000    $360,000
$700,000         $315,000    $420,000    $420,000    $420,000    $420,000
$800,000         $360,000    $480,000    $480,000    $480,000    $480,000
$850,000         $382,500    $510,000    $510,000    $510,000    $510,000
$900,000         $405,000    $540,000    $540,000    $540,000    $540,000
$950,000         $427,500    $570,000    $570,000    $570,000    $570,000
$1,000,000       $450,000    $600,000    $600,000    $600,000    $600,000
$1,050,000       $472,500    $630,000    $630,000    $630,000    $630,000
$1,100,000       $495,000    $660,000    $660,000    $660,000    $660,000
$1,150,000       $517,500    $690,000    $690,000    $690,000    $690,000
$1,200,000       $540,000    $720,000    $720,000    $720,000    $720,000
$1,300,000       $585,000    $780,000    $780,000    $780,000    $780,000
$1,400,000       $630,000    $840,000    $840,000    $840,000    $840,000
$1,500,000       $675,000    $900,000    $900,000    $900,000    $900,000
$1,600,000       $720,000    $960,000    $960,000    $960,000    $960,000
$1,700,000       $765,000  $1,020,000  $1,020,000  $1,020,000  $1,020,000

     For Dr. Groban, Mr. Barbera and Mr. Foss, the annual retirement benefit is calculated as a percentage of total average annual salary including Chairman's Fee, as applicable, plus all bonus compensation for the two years with the highest compensation beginning after January 1, 1999. For Ms. Pavlos, the annual retirement benefit is calculated as a percentage of total average salary plus all bonus compensation for the two years with the highest compensation beginning after January 1, 2001. The estimated credited years of service as of February 2003 are:

         Dr. Groban      13 years 5 months
         Mr. Barbera     9 years 10 months
         Mr. Foss        8 years 8 months
         Ms. Pavlos      4 years 7 months

     For Dr. Groban, Mr. Barbera and Mr. Foss, the annual retirement benefit is equal to 3% of the total of the average annual base salary including Chairman's Fee, as applicable, plus all bonus compensation for the two years with the highest compensation beginning on or after January 1, 1999 times the total number of months of service with the Company, including all months prior to January 1, 1999, divided by 12, to a limit to 60% of the Executive's total amount of annual salary including Chairman's Fee, as applicable, and maximum annual bonus that he could have earned in the calendar year of the executive's termination of employment with the Company. For Ms. Pavlos, the annual retirement benefit is equal to 3% of the total of the average annual base salary plus all bonus compensation for the two years with the highest compensation beginning on or after January 1, 2001 times the total number of months of service with the Company divided by 12, to a limit to 60% of the Executive's total amount of annual salary and maximum annual bonus that she could have earned in the calendar year of her termination of employment with the Company. The annual retirement benefit will be paid by the Company in the form of an annuity that guarantees payment of the annual benefit for the Executive's life with rights of survivorship to the named beneficiary or his/her spouse and is not subject to any reduction from Social Security or other offset amounts.

     The annual retirement benefit will be indexed for inflation. Upon termination of employment for any reason including a change in control, the Company shall purchase an annuity that guarantees payment of the earned retirement benefit for the Executive's life with rights of survivorship to the named beneficiary or his/her spouse. The Company agrees to reimburse the Executive for all taxes related to said purchase, including taxes on the tax gross up.

       APPROVAL OF THE 2003 NON-QUALIFIED STOCK OPTION PLAN (Proposal 2)

     The Company's Board of Directors adopted the 2003 Non-Qualified Stock Option Plan ("2003 Plan") on October 24, 2002 and it intends to submit the 2003 Plan to stockholders for approval at the Annual Meeting. The Company is soliciting stockholder approval of the 2003 Plan so that the 2003 Plan complies with the requirements of Section 162(m) of the Code and the Company's ability to deduct compensation paid to executive officers under the 2003 Plan is preserved.

     The 2003 Plan becomes effective May 1, 2003. However, the 2003 Plan will not be effective unless and until it is approved by the Company's stockholders. Pursuant to the 2003 Plan, 2 million shares of Common Stock were reserved for future issuance by the Company to directors, officers, and key employees through the grant of non-qualified stock options to purchase Common Stock of the Company. These shares of Common Stock will be deposited in the Trust.

Purpose

     The purpose of the 2003 Plan is to advance the interest of the Company and its Subsidiaries by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, and key employees through the grant of options to purchase Common Stock. The 2003 Plan will enable the Company to retain the services of non-employee directors, officers and key employees and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business. The consideration for issuance of the non-qualified stock options is the continued services of the non-employee directors, officers and employees to the Company and its Subsidiaries.


Administration

     The Board may appoint more than one committee to administer the 2003 Plan. If it appoints more than one committee, one committee will have the authority to grant options to a participant who is either, at the date of grant of the option, a "covered employee" as defined in Section 162(m) of the Code or who is subject to Section 16 of the 1934 Act. This committee will also have the authority to grant options to other participants. This committee, which will be the Compensation and Stock Option Committee, must be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 under the 1934 Act and an "outside director" within the meaning of
Section 162(m) of the Code. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Board may grant options to a participant who is either a "covered employee" or subject to
Section 16 of the 1934 Act, in which case the Board may also administer the 2003 Plan.

     The other committee (the "Select Committee") will be composed of at least one director, who may be an officer of the Company. This committee will have authority to grant options to a participant who is not, at the date of grant of the option, either a "covered employee" as defined in Section 162(m) of the Code or subject to Section 16 of the 1934 Act. If, however, there is a conflict between the determinations made by the Compensation and Stock Option Committee and the Select Committee, the determinations made by the Compensation and Stock Option Committee control.

     Each committee will act by a majority vote of its members. Each committee may interpret the 2003 Plan, establish and modify administrative rules for the 2003 Plan, select the non-employee directors, officers and other key employees to whom options may be granted, determine the terms and provisions of the respective options agreements (which need not be identical), determine all claims for benefits under the 2003 Plan, impose such conditions and restrictions on options as it determines appropriate, determine whether the shares delivered on exercise of options will be treasury shares or will be authorized but previously unissued shares, and take such steps in connection with the 2003 Plan and options granted under the 2003 Plan as it may deem necessary or advisable. No action of a committee is effective if it contravenes or amends the 2003 Plan in any respect.

     Members of each committee, as directors of the Company, serve until their successors are elected and qualified, and may be removed, with or without cause, by the holders of two-thirds of the shares entitled to vote at an election of directors or for cause by an affirmative vote of the entire Board of Directors at any regular or special meeting of the Board of Directors. The members of the Compensation and Stock Option Committee and the Select Committee are set forth in "Directors and Executive Officers-Board Meetings and Committees."

Option Grants to Directors, Officers and Key Employees

     Eligibility. Any non-employee director, officer or key employee of the Company or its Subsidiaries is eligible to receive options under the 2003 Plan. As of December 31, 2002, the approximate number of employees who would be eligible to participate in the 2003 Plan was 1,462 and the approximate number of eligible non-employee directors was 10.

     Each employee participant may not receive options to purchase more than one million shares under the 2003 Plan during the term of the 2003 Plan. Except for the limitation in the preceding sentence and the limitation on the types of participants to whom the Select Committee may grant options, each committee has complete authority to determine those directors, officers and key employees to whom options may be granted. The amounts of grants and other benefits to be allocated under the Plan to specific persons or groups cannot be determined at this time.

     Term; Exercisability. The grant of an option will be evidenced by a written stock option agreement executed by the Company and the optionee, stating the number of shares of Common Stock subject to the option and other terms that the appropriate committee may determine. The term of each option will be determined by the committee at the time the option is granted. However, no option may have a term in excess of ten years after the date of grant. Each option is exercisable in such installments and at such times as designated by the committee. Installments, to the extent not exercised, accumulate and are exercisable until the option expires, unless the committee determines otherwise.

     Option Price and Payment; Fair Market Value. The 2003 Plan provides that the purchase price of the shares of Common Stock issuable on exercise of an option shall be no less than the fair market value of the Common Stock of the Company as of the date of the grant of the option.

     Fair market value of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"). If, however, there were no sales reported as of such date, fair market value will be computed as of the last date preceding such date on which a sale was reported. If any such exchange or quotation system is closed on any day on which fair market value is to be determined, fair market value will be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. If the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the fair market value of a share of Common Stock as of any given date will be as determined in good faith by the appropriate Committee, in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the fair market value of a share of Common Stock will never be less than par value per share.

     Termination of Employment or Other Service. In general, in the event of the termination of an optionee's employment for reasons other than death or disability, the optionee has the right to exercise any option with respect to all or any part of the shares subject thereto, to the extent that the option had become exercisable at the time of such termination, for a period of ninety days following the date of termination, but in no event later than the expiration date of the option. Each committee may, however, permit an employee participant to continue to accrue service with respect to the vesting of his or her options. In general, if the optionee's employment is terminated by his or her permanent disability within the meaning of Section 22(e)(3) of the Code, all options granted under the 2003 Plan to such optionee may be exercised (whether or not otherwise exercisable) at any time within one year after the optionee's termination because of disability, but in any event no later than the expiration date of the option. In general, if the optionee's employment is terminated by his or her death, such employee's beneficiary is entitled to exercise any options that were vested at the date of the employee's death until the initial expiration date of such options. Notwithstanding the above, if the employee at the time of death had been an employee of the Company or a Subsidiary for a period of ten years, 50% of the employee's unvested options becomes vested and subject to exercise as stated above and, if the employee at the time of death had been an employee of the Company or a Subsidiary for a period of fifteen years, all of the employee's unvested options become vested and subject to exercise as stated above. Each committee may, however, in its discretion provide for shorter periods of time in an option agreement.

     With respect to grants to non-employee directors, unless a committee, in its sole and absolute discretion provides for a shorter or longer period of time in an option agreement, or otherwise provides for a longer period of time, if a non-employee director's service terminates for any reason, or if such person ceases to be a non-employee director, such option may be exercised, to the extent it was exercisable on the date of such termination of service, until the expiration of the stated term of the option, but only to the extent it was not previously exercised.

     In addition, each committee may permit the purchase of Common Stock subject to any option granted to a participant prior to the time such option would otherwise become exercisable under the terms of the option agreement. Each committee also may permit any option granted to a participant to be exercised after its expiration date. However, no option may be exercised more than ten years after its date of grant.

Exercise of Options

     In general, options may be exercised by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price in such form as the committee may accept (including payment in accordance with a cashless exercise program approved by the committee). If and to the extent the committee determines in its discretion, a participant also has the right to pay the exercise price, in full or in part, in the form of Common Stock duly owned by the participant (and for which the participant has good title, free and clear of any liens and encumbrances) based on the fair market value of the Common Stock as of the date the option is exercised. Any already issued Common Stock used for payment must have been held by the participant for at least six months. No Common Stock will be issued on exercise of an option until payment therefore has been made. A participant will generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the option only when certificates for shares of Common Stock are issued to the participant.

Transferability

     Stock options granted under the 2003 Plan are transferable only by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

Adjustments upon Changes in Capitalization; Change in Control

     Recapitalization. The number and kind of shares subject to outstanding options, the purchase price or exercise price of such options, the limit on the number of options that may be granted to an employee participant and the number and kind of shares available for options subsequently granted under the 2003 Plan will be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the 2003 Plan or the options granted under the 2003 Plan. The committee has the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

     Sale or Reorganization. After any reorganization, merger, or consolidation in which the Company is the surviving entity, each participant will, at no additional cost, be entitled upon the exercise of an option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such option, the number and class of shares of stock or other securities to which such participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation, if at the time of such reorganization, merger, or consolidation, such participant had been the holder or record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such option. Comparable rights will accrue to each participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

     Options to Purchase Stock of Acquired Companies. After any reorganization, merger, or consolidation in which the Company is a surviving entity, each Committee may grant substituted options under the provisions of the 2003 Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions will be determined by the appropriate committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any options.

     Changes in Control. (1) Upon the dissolution or liquidation of the Company,
(2) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (3) upon the sale of substantially all of the property or assets of the Company to another corporation or (4) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the 2003 Plan and the options issued thereunder will terminate, unless provisions are made in connection with such transaction for the assumption of options therefore granted, or for the substitution for such options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. If such options terminate, all outstanding options will be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, provided that no option will be exercisable more than ten years following its date of grant. For purposes of this provision, the Company refers to Mid Atlantic Medical Services, Inc., MD-IPA, OCI and/or
PHP-MD. The committee determines the date on which options may become exercisable pursuant to this provision.

Amendment and Termination of the 2003 Plan

     Amendment. The Board has complete power and authority to amend the 2003 Plan at any time it is deemed necessary or appropriate. However, the Board may not, without the affirmative approval of a simple majority of the votes cast in person or by proxy at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under any applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired. No termination or amendment of the 2003 Plan may, without the consent of the affected participant, adversely affect the right of such individual under such option. However, the appropriate committee may, in its sole and absolute discretion, make provision in an option agreement for such amendments that, in its sole and absolute discretion, it deems appropriate. In addition, the repricing of any option granted under the 2003 Plan shall require stockholder approval.

     Termination. The 2003 Plan will terminate on May 1, 2013; however the Board has the right and the power to terminate the 2003 Plan at any time. No option may be granted under the 2003 Plan after the termination of the 2003 Plan. The termination of the 2003 Plan will not have any other effect and any option outstanding at the time of the termination of the 2003 Plan may be amended and exercised and may vest after the termination of the 2003 Plan at any time prior to the expiration date of such option to the same extent such option could have been amended and would have been exercisable or vest had the 2003 Plan not terminated.

Options Currently Outstanding

     No options have been granted at this time under the 2003 Plan. The total market value as of February 7, 2003 of 2 million reserved shares was $63,980,000 (based on the closing sales price on the NYSE).

Federal Income Tax Consequences

     The following summary is a general discussion of certain of the principal federal income tax consequences of the grant and exercise of options issued pursuant to the 2003 Plan and the later disposition of the shares acquired by such exercise.

     Under present regulations and published authorities, an officer, director or employee ("holder") recognizes no income when he or she receives an option under the 2003 Plan. Upon the exercise of an option, however, the holder will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price. If an option holder sells shares acquired by the exercise of an option granted under the 2003 Plan, the option holder generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between (i) the net proceeds from the sale and (ii) the option exercise price plus the amount included in income upon exercise of the option. If such shares are held for more than one year, then any gain or loss on their sale will be long-term capital gain or loss taxable at a reduced rate. The applicable capital gains rate will depend on the holder's marginal tax rate and the length of time the shares are held prior to sale.

     The Company generally will be entitled to a tax deduction for federal income tax purposes for the fiscal year in which the holder recognized ordinary income. The amount of the deduction will equal the amount included in the option holder's gross income for federal income tax purposes by reason of such exercise. The Company is entitled, under present Treasury regulations, to deduct the amount shown on a timely issued Form W-2 (or Form 1099 if applicable) as includible with the holder's gross income.

     Legislation enacted in 1993 limits the amount of compensation deductible to a public corporation for U.S. income tax purposes to $1,000,000 per executive officer. This limitation does not apply to compensation arrangements that are based on the performance of the corporation and have been approved by its stockholders.

     Under the 2003 Plan, each optionee who is an officer or employee of the Company must arrange with the Company a means of paying any federal, state, local or foreign withholding tax as required by law upon the exercise of an option under the 2003 Plan. Such amounts may be paid, at the election of the optionee, either (i) in cash withheld from the optionee's salary or other compensation payable by the Company or a Subsidiary, (ii) in shares of Common Stock already owned or otherwise issuable to the optionee upon exercise of an option that have a fair market value on the date on which the amount of tax to be withheld is determined equal to the amount of tax the Company is entitled to withhold, and/or (iii) cash paid to the Company by the optionee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF ADOPTION OF THE 2003 PLAN.

Equity Compensation Plans

     The following table summarizes information, as of December 31, 2002, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

                                                Equity Compensation Plan Information

                                                                                           Number of securities
                                                                                           remaining available for future
                                    Number of securities          Weighted-average         issuance under equity
                                    to be issued upon exercise    exercise price of        compensation
                                    of outstanding options,       outstanding options,     plans(excluding securities
                                    warrants and rights           warrants and rights      reflected in column (a))

Plan Category                               (a)                          (b)                          (c)

Equity compensation plans
Approved by security holders (1)   6,401,721                      $17.95                   1,249,017

Equity compensation plans not
Approved by security holders       -0-                            -0-                      -0-

Total                              6,401,721                      $17.95                   1,249,017

(1) These plans are the Company's 1994 Non-Qualified Stock Option Plan, 1995 Non-Qualified Stock Option Plan, 1996 Non-Qualified Stock Option Plan, 1998 Non-Qualified Stock Option Plan, 1999 Non-Qualified Stock Option Plan, 2000 Non-Qualified Stock Option Plan, 2001 Non-Qualified Stock Option Plan and 2002 Non-Qualified Stock Option Plan.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP has been the Company's independent auditors since June 2, 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have an opportunity, if they so desire, to make a statement and will be available to respond to appropriate questions.

Audit Fees

     Fees for the year ended December 31, 2002 were $389,000.

All Other Fees

     Fees for the year-ended December 31, 2002 were $309,000 for non-audit services, substantially all of which was for audits of the Company's statutory financial statements and 401(k) plan, tax compliance and tax research. All non-audit services were pre-approved by the Audit Committee, which concluded that the provision of those services is compatible with maintaining auditor independence.

                             AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002, which include the consolidated balance sheets of the Company as of December 31, 2002 and 2001, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Accountants

     The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) including, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Ernst & Young LLP their independence from the Company.

     The Audit Committee has adopted a charter for the Committee. The full text of the Audit Committee Charter can be found in the Investor Relations section of the Company's website. A copy may also be obtained upon request from the Company's Corporate Secretary. All members of the Audit Committee are independent as defined under the applicable NYSE rules.

Conclusion

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.


                                            SUBMITTED BY THE AUDIT COMMITTEE OF
                                            THE BOARD OF DIRECTORS

                                            James A. Wild, Chairman
                                            John W. Dillon
                                            Edward J. Muhl
                                            Janet L. Norwood

                              STOCKHOLDER PROPOSALS

     Any proposal that a stockholder wishes to have presented at the 2004 annual meeting of stockholders of the Company and included in the Company's proxy statement and proxy to be used in connection with such meeting must be received at the main office of the Company no later than November 25, 2003. Proposals received after November 25, 2003 will be considered untimely. Proposals should be directed to the attention of Sharon C. Pavlos, Secretary, at Mid Atlantic
Medical Services, Inc., 4 Taft Court, Rockville, Maryland 20850. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the 1934 Act, it will be included in the proxy statement and set forth in the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     The Company's Bylaws provide that only such business shall be conducted at an annual meeting of the Company's stockholders as shall have been brought before the meeting (1) by or at the direction of the Board of Directors, or (2) by any stockholder of the Company who is entitled to vote with respect thereto and who meets the requirements of Regulation 14A of the 1934 Act. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be personally delivered or mailed to and received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. However, if the date of the annual meeting changes by more than 30 days from the date of the previous year's meeting, to be timely, a stockholder's notice must be personally delivered or mailed to and received at the principal executive offices of the Company in the manner required by Regulation 14A promulgated under the 1934 Act.

     A stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (1) the name and address of the stockholder who intends to make the proposal and the text of the proposal to be introduced; (2) the class and number of shares of the Company's stock held of record or owned beneficially by such stockholder as well as the other information with respect to the ownership of the Company's stock required by Regulation 14A promulgated under the 1934 Act as of the record date for the meeting (if such date shall have been made publicly available) and as of the date of such notice; (3) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice; (4) such other information as may be required by Regulation 14A promulgated under the 1934 Act; and (5) if the proposal relates to the nomination of a director, the information described in the next paragraph.

     If the proposal relates to the nomination of a director, a stockholder's notice must set forth, as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A promulgated under the 1934 Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

     The Bylaws also provide that, at any special meeting of the Company's stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Company's Board of Directors, Chairman or President.

                                 OTHER BUSINESS

     Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted in accordance with the determination of a majority of the Board of Directors.

     After the business session and a report to the stockholders on the progress of the Company and its Subsidiaries, a discussion period will take place during which stockholders will have an opportunity to discuss matters of interest concerning the Company and its Subsidiaries.

                           VOTE REQUIRED FOR APPROVAL

     A plurality of the total number of shares voted at the Annual Meeting, in person or by proxy, will be sufficient to elect directors (Proposal 1). As to Proposal 2 and other matters that may be submitted to the Company's stockholders for approval, a simple majority of the total number of shares voted at the Annual Meeting, in person or by proxy, will be sufficient to approve such proposals and other matters.

     Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxy or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to Proposals 1 or 2 will have the same effect as votes against the respective proposals. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposals. Under applicable rules, brokers will have discretionary voting authority to vote on Proposals 1 and 2.


                                       By Order of the Board of Directors,



                                       /s/  Sharon C. Pavlos
                                       ---------------------------
                                       Sharon C. Pavlos
                                       Secretary



Rockville, Maryland
March 24, 2003

                       MID ATLANTIC MEDICAL SERVICES, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD April 28, 2003

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes Thomas P. Barbera and Mark D. Groban, M.D. and each of them individually, with the power of substitution, to vote and otherwise represent all of the shares of common stock ("Common Stock") of Mid Atlantic Medical Services, Inc. ("Company"), held of record by the undersigned, at the Annual Meeting of stockholders of the Company ("Annual Meeting") to be held at the offices of the Corporation located at 10 Taft Court, Rockville, Maryland, 20850 on Monday, April 28, 2003 at 10:00 a.m., Rockville time, and any adjournment or adjournments thereof, as follows:

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting. All other proxies heretofore given by the undersigned to vote shares of Common Stock of the Company are expressly revoked.

Unless a contrary direction is indicated, this Proxy Will Be Voted "For" the Proposals Referred to in Items 1 and 2. The Board of Directors recommends votes "For" the Proposals referred to in Items 1 and 2. This Proxy is Solicited on Behalf of the Board of Directors.

(Continued and to be signed on the other side.)

                                  MID ATLANTIC MEDICAL SERVICES, INC.
                                  P.O. BOX 11176
                                  NEW YORK, N.Y.  10203-0176

(1) Election of Directors.

    FOR ALL ____   WITHHOLD FOR ALL ____   EXCEPTIONS ____

Nominees:  Howard M. Arnold, John W. Dillon, Charles H. Epps, Jr., M.D. and Mark
D. Groban, M.D.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions _________________________________________________________

(2) To ratify the adoption of the 2003 Non-Qualified Stock Option Plan.

    FOR ____   AGAINST ____   ABSTAIN ____

(3) In their discretion upon such other business and other matters and proposals
as  may  properly  come  before  the  Annual  Meeting  or  any   adjournment  or
adjournments thereof.

To change your address,  please mark this box. ____

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Votes must be indicated (x) in Black or Blue ink.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Whether or not you plan to attend the Annual Meeting, you are urged to execute and return your proxy, which may be revoked at any time prior to its use.

Dated:  ___________________________________________________

Share Owner sign here:  ___________________________________

Co-Owner sign here:  ______________________________________

                                   Appendix A


                       MID ATLANTIC MEDICAL SERVICES, INC.
                      2003 NON-QUALIFIED STOCK OPTION PLAN

Article I.  Purpose, Adoption and Term of the Plan

     1.01 Purpose. The purpose of the Mid Atlantic Medical Services, Inc. 2003 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined) by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers and key employees through the grant of options to purchase Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers and key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business.

     1.02 Adoption and Term. The Plan shall become effective on May 1, 2003, subject to the prior approval of a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock. The Plan shall terminate on May 1, 2013, or such earlier date as shall be determined by the Board (as hereinafter defined); provided, however, that, in the event the Plan is not approved by a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting at or before the Company's 2003 annual meeting of holders of Common Stock, the Plan shall terminate on such date and any Options (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

Article II.  Definitions

     For purposes of the Plan, capitalized terms shall have the following meanings:

     2.01 "Beneficiary" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Option Agreement upon the Participant's death.

     2.02 "Board" means the Board of Directors of the Company.

     2.03 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

     2.04 "Committee" means a committee of the Board as may be appointed, from time to time, by the Board.

                  (a) The Board may appoint more than one Committee to administer the Plan. If it appoints more than one Committee, one Committee (the "Compensation and Stock Option Committee") shall have the authority to grant Options to a Participant who is either, at the Date of Grant of the Option, a "covered employee" as defined in Section 162(m) or who is subject to Section 16 of the Exchange Act; however, such Committee shall also have the authority to grant Options to other Participants. The Compensation and Stock Option Committee shall be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m). If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Board may grant Options to a Participant who is either a "covered employee" or subject to Section 16 of the Exchange Act, in which case the Board may also administer the Plan and the term "Committee" as used herein shall also include the Board. The other Committee (the "Select Committee") shall be composed of at least one director, who may be an officer of the Company. The Select Committee shall have authority to grant Options to a Participant who is not, at the Date of Grant of the Option, either a "covered employee" as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

                  (b) The Board may, from time to time, appoint members of each Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee.

                  (c) The Compensation and Stock Option Committee and the Select Committee shall each have the power and authority to administer the Plan in accordance with Article III with respect to particular classes of Participants (as specified in Section 2.04(a)) and, when used herein, the term "Committee" shall mean either the Compensation and Stock Option Committee or the Select Committee if the Board appoints more than one Committee to administer the Plan. If, however, there is a conflict between the determinations made by the Compensation and Stock Option Committee and the Select Committee, the determinations made by the Compensation and Stock Option Committee shall control.

     2.05 "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

     2.06 "Company" means Mid Atlantic Medical Services, Inc., a corporation organized under the laws of the State of Delaware, and its successors.

     2.07 "Date of Grant" means the date designated by the Committee as the date as of which it grants an Option, which shall not be earlier than the date on which the Committee approves the granting of such Option.

     2.08 "Disability" has the meaning specified in Section 22(e)(3) of the Code.

     2.09 "Disability Date" means the date as of which an Employee Participant is determined by the Committee to have a Disability.

     2.10 "Employee Participant" means a Participant who is not a Non-Employee Director.

     2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.13 "Fair Market Value" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. If the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Committee, in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

     2.14 "Non-Employee Director" means each member of the Board or of the Board of Directors of a Subsidiary, in each case who is not an employee of the Company or of any of its Subsidiaries.

     2.15 "Option Agreement" means a written agreement between the Company and a Participant specifically setting forth the terms and conditions of an Option granted to a Participant under the Plan.

     2.16 "Option" means any option to purchase Common Stock granted under the Plan to an Employee Participant or to a Non-Employee Director. All Options granted under the Plan shall be Options that do not qualify as incentive stock options under Section 422 of the Code.

     2.17 "Participant" means any employee or Non-Employee Director of the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Articles V and/or VI.

     2.18  "Plan"  means  the  Mid  Atlantic   Medical   Services,   Inc.   2003
Non-Qualified Stock Option Plan as set forth herein, and as the same may be amended from time to time.

     2.19 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

     2.20 "SEC" means the Securities and Exchange Commission.

     2.21 "Section 162(m)" means Section 162(m) of the Code and the regulations thereunder.

     2.22 "Subsidiary" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

     2.23 "Termination of Employment" means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including, without limitation, death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion.

Article III.  Administration

     3.01 Committee. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the Non-Employee Directors, officers and other key employees to whom Options may be granted, to determine the terms and provisions of the respective Option Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Options as it determines appropriate, to determine whether the shares delivered on exercise of Options will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Options granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.

     3.02 Actions of the Committee. Except when the "Committee" is the "Board" in the circumstance described in the fourth sentence of Section 2.04(a), all determinations of the Committee shall be made by a majority vote of its members. A majority of a Committee's members shall constitute a quorum. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

Article IV.  Shares of Common Stock

     4.01 Number of Shares of Common Stock Issuable. Subject to adjustments as provided in Section 7.05, the lesser of 2,000,000 shares of Common Stock or an amount not to exceed 5% of the total amount of the class outstanding of Common Stock as of the record date for the 2003 Annual Meeting, rounded down to the lowest multiple of hundred thousand shares, shall be available for Options under the Plan. Any and all of such shares may be issued pursuant to Options granted to Employee Participants or to Non-Employee Directors. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

     4.02 Number of Shares of Common Stock Awarded to any Participant. In the event the purchase price of an Option is paid, or related tax or withholding payments are satisfied, in whole or in part through the delivery of shares of Common Stock issuable in connection with the exercise of the Option, a Participant will be deemed to have received an Option with respect to those shares of Common Stock.

     4.03 Shares of Common Stock Subject to Terminated Options. The Common Stock covered by any unexercised portions of terminated Options may again be subject to new Options under the Plan.

Article V.  Participation

     5.01 Eligible Participants. Employee Participants shall be such officers and other key employees of the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time. Non-Employee Director Participants shall be such Non-Employee Directors as the Committee, in its sole and absolute discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers, key employees and Non-Employee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee, in its sole and absolute discretion, may deem relevant. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Options in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Options. A Participant may hold more than one Option granted under the Plan. During the term of the Plan, no Employee Participant may receive Options to purchase more than 1,000,000 shares of Common Stock under the Plan.

Article VI.  Stock Options

     6.01 Grant of Option. Any Option granted under the Plan shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant.

     6.02 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant; provided, however, that, except as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section 6.02(a). Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

                  (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the Date of Grant.

                  (c) Exercisability. An Option Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates and restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.02(b), (f), (g) and (h).

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.02(c) and subject to Sections 6.02(b), (f), (g) and (h), Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; provided, however, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

                  (e) Non-Transferability of Options. No Option shall be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant to a domestic relations order.

                  (f) Acceleration or Extension of Exercise Time. The Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to a Participant prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement. In addition, the Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to a Participant to be exercised after the day the Option would otherwise expire, subject, however, to the limitation set forth in Section 6.02(b).

                  (g) Exercise of Options Upon Termination of Employment. The following provisions apply to Options granted to Employee Participants:

                    (i)  Exercise  of  Vested   Options  Upon   Termination   of
                         Employment.

                                    (A)  Termination.  Unless the Committee,  in
                                         its  sole  and   absolute   discretion,
                                         provides for a shorter or longer period
                                         of time  in an  Option  Agreement  or a
                                         longer  period  of time  in  accordance
                                         with Section 6.02(f),  upon an Employee
                                         Participant's Termination of Employment
                                         other   than  by  reason  of  death  or
                                         Disability,  the  Employee  Participant
                                         may,  within  90 days  from the date of
                                         such    Termination    of   Employment,
                                         exercise  all or any part of his or her
                                         Options as were exercisable at the date
                                         of  Termination  of  Employment.  In no
                                         event,   however,  may  any  Option  be
                                         exercised    later    than   the   date
                                         determined pursuant to Section 6.02(b).

                                    (B)  Disability.  Unless the  Committee,  in
                                         its  sole  and   absolute   discretion,
                                         provides for a shorter or longer period
                                         of time  in an  Option  Agreement  or a
                                         longer  period  of time  in  accordance
                                         with Section 6.02(f),  upon an Employee
                                         Participant's   Disability   Date,  the
                                         Employee  Participant  may,  within one
                                         year   after   the   Disability   Date,
                                         exercise  all or a  part  of his or her
                                         Options, whether or not such Option was
                                         exercisable on the Disability Date, but
                                         only  to  the  extent  not   previously
                                         exercised.  In no event,  however,  may
                                         any Option be exercised  later than the
                                         date  determined  pursuant  to  Section
                                         6.02(b).

                                        (C) Death. Unless the Committee,  in its
                                        sole and absolute  discretion,  provides
                                        for  a  shorter  period  of  time  in an
                                        Option  Agreement,  in the  event of the
                                        death of an Employee  Participant  while
                                        employed by the Company or a Subsidiary,
                                        the Employee  Participant's  Beneficiary
                                        shall  be  entitled   to  exercise   any
                                        Options  that were vested at the date of
                                        the Employee  Participant's  death until
                                        the  initial  expiration  date  of  such
                                        Option  determined  pursuant  to Section
                                        6.02(b).  Notwithstanding  the above, if
                                        the Employee  Participant at the time of
                                        death  had  been  an   employee  of  the
                                        Company or a Subsidiary  for a period of
                                        ten   years,   50%   of   the   Employee
                                        Participant's   unvested   Option  would
                                        become vested and subject to exercise as
                                        stated   above   and  if  the   Employee
                                        Participant  at the  time of  death  had
                                        been an  employee  of the  Company  or a
                                        Subsidiary   for  a  period  of  fifteen
                                        years, all of the Employee Participant's unvested Options would become vested and subject to exercise as stated above and shall expire on the date of expiration of the Option determined pursuant to
                                        Section 6.02(b).

                    (ii) Expiration  of Unvested  Options  Upon  Termination  of
                         Employment. Subject to Sections 6.02(f) and 6.02(g)(i)(B) and (C), to the extent all or any part of an Option granted to an Employee Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee Participant to continue to accrue service with respect to the right to exercise his or her Options.

                  (h) Exercise of Options Upon Termination of Service. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in an Option Agreement or a longer period of time in accordance with Section 6.02(f), if a Non-Employee Director's service with the Company or a Subsidiary terminates for any reason or if such person ceases to be a Non-Employee Director, such Option may be exercised to the extent it was exercisable on the date of such termination of service until the expiration of the stated term of the Option, but only to the extent it was not previously exercised.

Article VII.  Terms Applicable to All Options Granted Under the Plan

     7.01 Plan Provisions Control Option Terms. The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Option under the Plan that is contrary to any provisions of the Plan. If any provision of any Option granted under the Plan conflicts with any of the terms in the Plan as constituted on the Date of Grant of such Option, the terms in the Plan as constituted on the Date of Grant of such Option shall control.

     7.02 Option Agreement. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

     7.03 Modification of Option After Grant. Except as provided by the Committee, in its sole and absolute discretion, in the Option Agreement or as provided in Section 7.05, no Option granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Option) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee. In addition, the repricing of any Option granted under this Plan shall require shareholder approval.

     7.04 Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under such Participant's Option, and the Company may defer issuance of Common Stock upon the grant or exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

     7.05 Adjustments to Reflect Capital Changes; Change in Control.

                  (a) Recapitalization. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such Options, the limit set forth in the last sentence of Section 5.01 of the Plan, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

                  (b) Sale or Reorganization. After any reorganization, merger, or consolidation in which the Company is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

                  (c) Options to Purchase Stock of Acquired Companies. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

                  (d) Changes in Control. (i) Upon the dissolution or liquidation of the Company, (ii) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (iii) upon the sale of substantially all of the property or assets of the Company to another corporation, or (iv) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event such Options shall be terminated, all outstanding Options shall be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, subject, however, to the limitation set forth in Section 6.02(b). For purposes of this Section 7.05(d), the Company refers to Mid Atlantic Medical Services, Inc., MD-Individual Practice Association, Inc., Optimum Choice, Inc., and/or Physicians Health Plan of Maryland, Inc., jointly or separately. The Committee shall determine the date on which Options may become exercisable pursuant to this Section 7.05(d).

     7.06 Surrender of Options. Any Option granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

     7.07 No Right to Option; No Right to Employment. No director, employee or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

     7.08 Options Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

     7.09 Governing Law. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

     7.10 No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Committee.

     7.11 Compliance with Rule 16b-3 and Section 162(m). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Committee in its sole and absolute discretion. The Board is authorized to amend the Plan and the Committee is authorized to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Committee may grant Options that do not comply with Rule 16b-3 and/or
Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

     7.12 Captions. The captions (i.e., all Article and Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     7.13 Severability. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

     7.14 Legends. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

     7.15 Investment Representation. The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Option deliver to the
Committee at the time of grant or exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

     7.16 Amendment and Termination.

                  (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired with respect to the Plan as a whole or the provision to be amended. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option; provided, however, that the Committee may, in its sole and absolute discretion, make provision in an Option Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

                  (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect, and any Option outstanding at the time of the termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Option to the same extent such Option could have been amended and would have been exercisable or would have vested had the Plan not terminated.

     7.17 Costs and Expenses. All costs and expenses incurred in administering the Plan shall be borne by the Company.

     7.18 Unfunded Plan. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan.